Exhibit 10.9

Date: 5 August 2006

Our ref: D/P/HIMJ/00534/06(A)

Atlantic Components Limited
B24-27, 1st Floor, Block B
Proficient Industrial Centre
6 Wang Kwun Road
Kowloon Bay, Kowloon

Dear Sirs,

Banking Facilities: Atlantic Components Limited (“Borrower”)

          We, DBS Bank (Hong Kong) Limited (“Bank”), refer to our letter dated 27 June 2006 together with the ‘‘Terms and Conditions Governing Banking Facilities and Services” attached therein setting out the facilities made available to you (collectively called “the Existing Facility Letter”).

          We are pleased to confirm that all the terms and conditions under the Existing Facility Letter shall remain unchanged except the following variations until further notice:

PRICING AND CONDITIONS:

Only the pricing and conditions which are subject to revision are listed below, other terms and conditions corresponding to the respective Facilities mentioned under the above heading of the Existing Facility Letter remain unchanged:-

Letter of Credit (“L/C”)	L/C Opening Commission
	1st USD50,000.	1/4%
	Balance	1/16%

Account Payable Financing	Account Payable Financing Commission
	1st USD50,000.	1/4%
	Balance	1/16%

          If you have any queries, please contact Mr Terence Fung, whose telephone number is 2218-8901.

          We are pleased to be of service to you.

Signed for and on behalf of
DBS Bank (Hong Kong) Limited
by:

Authorised Signature

FN/mh

DBS Bank (Hong Kong) Limited	Tel 852 221 8 8598
Enterprise Banking	Fax 852 2285 3628
16th Floor, The Center	www.dbs.com
99 Queen’s Road Central
Central, Hong Kong